UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      December 30, 2013

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1145 Hembree Road Roswell, Georgia 30076
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On December 31, 2013, certain subsidiaries (the “Borrowers”) of AdCare Health Systems, Inc. (the “Company”) entered into a Note, Mortgage and Loan Agreement Modification Agreement (the “Loan Modification”) with Metro City Bank (“Metro”), which modified that certain Loan Agreement, dated December 31, 2012, between the Borrowers and Metro (as amended, the “Metro Credit Facility”). The Loan Modification, among other things: (i) extends the maturity date of the Metro Credit Facility from February 1, 2014 to February 1, 2015; and (ii) increases the total amount available to the Borrowers under the Metro Credit Facility from $6,950,000 to $9,000,000. In connection with the Loan Modification, the Borrowers: (1) will deposit an additional $200,000 with Metro to be held as additional cash collateral; and (2) will repay the existing promissory notes under the Metro Credit Facility and issue new promissory notes in favor of Metro in the amount of $9,000,000.

Subsidiaries of the Company are also borrowers under three credit facilities with Metro used to fund the purchase price of the acquisition of two skilled nursing facilities in Alabama and a skilled nursing facility located in Arkansas.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On December 30, 2013, the Company entered into an Amendment to Employment Agreement (each, an “Amendment”), dated December 11, 2013, for each of: (i) Boyd P. Gentry, the Company’s Chief Executive Officer; (ii) Ronald W. Fleming, the Company’s Chief Financial Officer; (iii) David Rubenstein, the Company’s Chief Operating Officer; and (iv) Melissa L. Green, the Company’s Senior Vice President of Clinical Operations ((i) through (iv), the “Officers”). Pursuant to the Amendments, each of the Officers has agreed to accept options (the “Cash Replacement Options”) to purchase common stock of the Company, no par value (the “Common Stock”), granted pursuant to the Company’s 2011 Stock Incentive Plan (the “Plan”) in lieu of cash compensation otherwise payable to them under their respective employment agreements in the amounts of $50,000, $20,000, $25,000 and $15,000 for Messrs. Gentry, Fleming and Rubenstein and Ms. Green, respectively. The Cash Replacement Options will be granted on November 12th of each year in respect of compensation for the following calendar year (the “Subsequent Year”) and have an exercise price equal to the fair market value (as defined in the Plan) of the Common Stock on the date of grant. The Cash Replacement Options will vest with respect to 1/12th of the underlying shares of Common Stock on the last day of each month of the Subsequent Year, with vesting to be accelerated upon a “change in control” of the Company (as such term is defined in the Plan). Each Cash Replacement Option will have a value equal to the amount of cash compensation such option is intended to replace in respect of compensation for the Subsequent Year, with such value to be determined as of the date of grant and in accordance with the Black-Scholes-Merton option-pricing model. The Officers will cease receiving the Cash Replacement Options in lieu of cash compensation upon a change of control (as defined in each Officer’s respective employment agreements). The Officers’ agreement to accept the Cash Replacement Options in lieu of cash compensation does not reduce or increase their salary for purposes of calculating any post-termination, change in control or severance payments, or any other payments or benefits calculated based upon salary, otherwise payable to the Officers pursuant to their respective employment agreement.

The Amendment pertaining to Mr. Fleming’s employment agreement also modified the definition of a “change in control” in his employment agreement to make it identical to the change in control definition in the employment agreements of Messrs. Gentry and Rubenstein and Ms. Green.

In addition, the Amendment pertaining to Mr. Gentry’s employment agreement modified his employment agreement to also provide that, if he resigns his employment for any reason within three months after the occurrence of a “change in control” (as such term is defined in his employment agreement), then he shall receive the same severance pay and benefits he would otherwise have received under his employment agreement if he had resigned his employment for good reason or the Company had terminated his employment without cause during the three months before, or the twenty-four months, after a change of control.

Item 2.03    Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 9.01    Financial Statements and Exhibits.

99.1	Note, Mortgage and Loan Agreement Modification Agreement, dated December 31, 2013, by and among Sumter Valley Property Holdings, LLC, Georgetown HC&R Property Holdings, LLC and Metro City Bank.

99.2	Amendment to Employment Agreement between AdCare Health Systems, Inc. and Boyd P. Gentry, dated as of December 11, 2013 but executed and delivered on December 30, 2013.

99.3	Amendment to Employment Agreement between AdCare Health Systems, Inc. and Ronald W. Fleming, dated as of December 11, 2013 but executed and delivered on December 30, 2013.

99.4	Amendment to Employment Agreement between AdCare Health Systems, Inc. and David Rubenstein, dated as of December 11, 2013 but executed and delivered on December 30, 2013.

99.5	Amendment to Employment Agreement between AdCare Health Systems, Inc. and Melissa L. Green, dated as of December 11, 2013 but executed and delivered on December 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2013	ADCARE HEALTH SYSTEMS, INC.

/s/ Boyd P. Gentry
Boyd P. Gentry
Chief Executive Officer

EXHIBIT INDEX

99.1	Note, Mortgage and Loan Agreement Modification Agreement, dated December 31, 2013, by and among Sumter Valley Property Holdings, LLC, Georgetown HC&R Property Holdings, LLC and Metro City Bank.

99.2	Amendment to Employment Agreement between AdCare Health Systems, Inc. and Boyd P. Gentry, dated as of December 11, 2013 but executed and delivered on December 30, 2013.

99.3	Amendment to Employment Agreement between AdCare Health Systems, Inc. and Ronald W. Fleming, dated as of December 11, 2013 but executed and delivered on December 30, 2013.

99.4	Amendment to Employment Agreement between AdCare Health Systems, Inc. and David Rubenstein, dated as of December 11, 2013 but executed and delivered on December 30, 2013.

99.5	Amendment to Employment Agreement between AdCare Health Systems, Inc. and Melissa L. Green, dated as of December 11, 2013 but executed and delivered on December 30, 2013.